Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Team Nation Holdings Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

          (i) the accompanying report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 20, 2009                        By:    /s/ Dennis R. Duffy
                                                 -------------------
                                                 Dennis R. Duffy
                                                 Chief Executive Officer



This certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


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